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NUMBER                                                                   SHARES
                        [FIRST SIERRA LOGO APPEARS HERE]

                                                              CUSIP 335944 10 4
                          FIRST SIERRA FINANCIAL, INC.
              Incorporated Under the Laws of the State of Delaware
                                                              SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


THIS CERTIFIES THAT

Is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE,
                                       OF
                          FIRST SIERRA FINANCIAL, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
        IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be affixed hereto.


Dated:



Countersigned and Registered:
        HARRIS TRUST AND SAVINGS BANK
                Transfer Agent and Registrar
                              [CORPORATE SEAL]
                                        /s/ SANDY B. HO  /s/ THOMAS J. DEPPING
By                                           Secretary          President
                Authorized Officer

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                          FIRST SIERRA FINANCIAL, INC.
        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- ____________ Custodian ____________
                                                                                (Cust)                 (Minor)
        TEN ENT -- as tenants by the entireties                                  under Uniform Gifts to Minors

        JT TEN --  as joint tenants with right of
                   survivorship and not as tenants                              Act _________________________
                   in common                                                                 (State)
                              Additional abbreviations may also be used though not in the above list.

For value received, _________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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                                                                                                         Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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                                                          X
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NOTICE: THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRESPOND WITH
THE NAME(S) AS WRITTEN UPON THE
FACE OF THE CERTIFICATE IN EVERY
PARTICULAR, WITHOUT ALTERATION OR
ENLARGEMENT OR CHANGE WHATEVER.

                                                          X
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                                                            ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION
                                                            (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE
                                                            SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"),
                                                            THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE
                                                            PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM
                                                            ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY
                                                            PUBLIC ARE NOT ACCEPTABLE
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THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS,
DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR
SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.
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